TVI CORPORATION

7100 Holladay Tyler Road • Glenn Dale, Maryland 20769 • Tel:
301-352-8800 • Fax: 301-352-8818




NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS OF TVI CORPORATION
TO BE HELD ON JUNE 30, 1999


NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of TVI Corporation ("the Company") will be held at 2:00 p.m. (EST) on Wednesday, June 30, 1999 at the Company's offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The shareholders will consider and act upon the following proposals:


1. to elect six (6) directors to serve until the next annual meeting and until their successors have been elected and qualified.


2.    to ratify the appointment of Daniel G. Gilliland, C.P.A., to serve as
auditor of the        Company's financial statements for the fiscal year 1998,
ending December 31, 1998.


Only shareholders of record on the books of the Company at the close of business on May 28, 1999 will be entitled to notice and to vote at the meeting or any adjournment thereof.

                                   By Order of the Board of Directors


                                   /s/ Charles L. Sample
                                   Charles L. Sample
                                   Assistant Secretary



IMPORTANT

MANAGEMENT IS SOLICITING YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.

PROXY   STATEMENT

FOR THE ANNUAL MEETING OF THE
SHAREHOLDERS OF TVI CORPORATION

To be held June 30, 1999


This statement is furnished in connection with matters to be voted at the annual meeting of shareholders of TVI Corporation (the Company) to be held at 2:00 p.m. EST on Wednesday, June 30, 1999 at the Company's offices at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and at any or all adjournments thereof with respect to the matters referred to in the accompanying notice.


NOTICE

MANAGEMENT DOES SOLICIT YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.


VOTING SECURITIES AND RECORD DATE

The common stock is the only outstanding class of voting securities. Holders of record at the close of business on May 28, 1999 are entitled to notice of the meeting and to vote at the meeting or an adjournment thereof. At the close of business on May 28, 1999, there were 22,978,335 shares of common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote at the meeting.


QUORUM AND MAJORITY

The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares is necessary to constitute a quorum at the annual meeting. Approval of the proposals to be presented at the annual meeting will require the affirmative vote of the holders of a majority of the shares present at the meeting.

MATTERS TO BE ACTED UPON

Two proposals are being presented to the shareholders for a vote at the Annual Meeting. These proposals are presented and discussed in the following sections.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Six directors are to be elected at the annual meeting and those persons elected will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. The bylaws provide that the board of directors shall consist of no more than ten members, with the actual number to be established by resolution of the board of directors. The current board of directors has by resolution established the number of directors at seven. Current management has nominated the six individuals for re-election to the board, as described below. There may be additional nominations at the shareholders meeting, and any such nomination duly made will be voted upon at the meeting.
Any vacancy that occurs during the year may be filled by a majority vote of the board of directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next annual
meeting.   There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

Management has nominated and recommends election of the following persons to the TVI Board of Directors:

Nominees               Age     Director Since      Position with Company

Allen E. Bender        68      4-11-95             Director and President

Joseph Borkoski        49       2-11-99            Director

Rudy J. Diaz           48       6-24-95            Director and Secretary

Joseph Duffy           54       2-11-99            Director

Mark N. Hammond        40       7-20-96            Director and Treasurer

Charles L. Sample      51       3-22-95            Director and Vice Pres


ALLEN E. BENDER
Mr. Bender is currently the Chief Executive Officer of the company and has held that position since April 1995. Prior to this employment and for a number of years he was an independent management consultant specializing in management, marketing, and computer systems. He is a retired Naval officer having served 22 years as a medical technician and hospital administrator. He holds an MS in Financial Management from George Washington University.

JOSEPH J. BORKOSKI
Mr. Borkoski has held several executive positions which included managerial, business development, and merger/acquisition roles. Previous employers include Diversified International Sciences Corp and ManTech International.
He has an engineering degree from the University of Maryland and advanced degrees from the Wharton School of Business and the University of Southern California. He has specific expertise in business development and marketing, and is a member of the business faculty of Anne Arundel Community College. He currently holds the position of President at Regal Decision Systems, Inc., and manages his own consulting firm.

RUDY J. DIAZ
Mr. Diaz is a professional marketeer. He has held marketing and management positions, primarily in the Information Technology Industry. He has a BS in Marketing from Southern Illinois University and is currently employed by IBM Corporation.

JOSEPH J. DUFFY
Mr. Duffy has held executive positions in several major firms in both CEO and CFO roles. Past employers include Eastmet Corporation, McCulloch Corporation, Vision Hardware Corp, and Woodbrook Capital. He holds a degree in accounting from LaSalle University. He has been active in turnaround management for the past twelve years, serving in major roles in several corporate restructurings, revitalizations, or bankruptcy reorganizations. He serves as a director and advisor on several boards. He is currently the CEO of Duffy Consulting Group and Vice Chair of Strescon Corp.

MARK N. HAMMOND
Mr. Hammond is currently the Chief Financial Officer of the National Soft Drink Association. He has previously held various financial management positions with the Association. He is a Certified Public Accountant and has 23 years public accounting experience. He has a BS in Accounting and is a member of several professional accountant associations.

CHARLES  L. SAMPLE
Mr. Sample is Vice President and a Director of TVI Corporation. He has varied business experience in both technical and managerial positions. Significant experience includes performance as the CEO of an environmental remediation firm and director of operations for a government building contractor. He has extensive experience in government contracting. He is a private investor and co-owner of a private investment firm. He has a BS from the University of Maryland and specialized education in environmental engineering.


REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

Presently the only management employees receiving salaries are the president, Allen Bender, and the vice president, Charles Sample. The president's salary is currently set at $60,000. The vice president's salary is currently set at $36,000. During the year 1998, those salaries were set at $60,000 and $36,000, respectively.

The following table sets forth, as of May 28, 1999, the number of shares of the Company's voting securities owned to the knowledge of the Company, by each beneficial owner of more than 5% of such voting security, by each officer and director, and by all officers and directors of the Company as a group. The percentages have been calculated by combining the common stock and liquidating preferred stock and by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company's stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person's options or warrants, if any, exercisable at such date or within 60 days thereafter.


OFFICERS, DIRECTORS AND NOMINEES:

Name and Address                Amount of                    Percentage of
of Beneficial Owner          Beneficial Ownership          Voting Securities

Allen E. Bender                1,608,000          (1)            6.4%
2411 Pimpernel Drive
Waldorf, MD 20603

Joseph J. Borkoski               100,000          (2)            0.4%
1077 Old County Road
Severna Park, MD 21146

Rudy J. Diaz                      460,218         (3)            1.8%
430 Newport Heights.
Alpharetta, GA 30005

Joseph J. Duffy                   100,000         (4)            0.4%
1077 Old County Road
Severna Park, MD 21146

Mark N. Hammond                   355,000         (5)            1.4%
2303 Alstead Lane
Bowie, MD 20716

Charles L. Sample                 945,000         (6)            3.7%
11615 Bonaventure Dr.
Upper Marlboro, MD 20772

All Officers and Directors       3,568,218         (7)          14.2%

Notes:
(1)  Includes options for 800,000 shares
(2)  Includes options for 100,000 shares
(3)  Includes options for 250,000 shares
(4)  Includes options for  100,000 shares
(5)  Includes options for 175,000 shares
(6)  Includes options for 675,000 shares
(7)  Includes options for 2,100,000 shares

Management recommends a vote for these candidates.


PROPOSAL TWO:  RATIFICATION OF DANIEL GILLIAND, CPA AS 1998 AUDITOR

The Board of Directors voted to retain Daniel Gilliland, C.P.A., PC to prepare an audit for fiscal year 1998, subject to the approval of shareholders. Accordingly, the shareholders will be asked to vote to ratify the retention of Mr. Gilliland to prepare an audit for the year 1998, which audit is to comply with all SEC requirements, and will enable the Company to report to the SEC in compliance with all applicable law and regulations.

Management recommends a vote for this proposal.


SHAREHOLDER PROPOSALS

No formal proposals have been presented by shareholders to the Board at the time of preparation of this Proxy Information Statement.




MANAGEMENT DOES SOLICIT YOUR PROXY IF YOU DO NOT PLAN TO ATTEND THE MEETING. A PROXY FOR THIS PURPOSE IS ENCLOSED. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.